                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement   [ ] Confidential, for Use of the Com-
                                                    mission Only (as permitted
                                      by
                                                    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST
                VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II
          VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST
                  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST
         VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST
          VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST
        VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST
          VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST
            VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST
            VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS
       VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS
  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
   VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
   VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
          VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST
   VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
            VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST
      VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST
         VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST
     VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
       VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST
      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST
     VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
            VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST
        VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST
           VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II
        VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II
           VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST
          VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                               -  JUNE 1998  -
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
================================================================================
                         TO VAN KAMPEN AMERICAN CAPITAL
                          CLOSED-END FUND SHAREHOLDERS
--------------------------------------------------------------------------------

[QUESTIONS & ANSWERS]

--------------------------------------------------------------------------------
     Although we recommend you read the complete proxy statement, for your convenience, we've provided a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------

[Q]  WHY IS A SHAREHOLDER MEETING BEING HELD?

[A] Because each of the Van Kampen American Capital closed-end funds is traded on a nationally recognized stock exchange, each fund is required to hold an annual meeting of shareholders.

[Q]  WHAT PROPOSALS WILL BE VOTED ON?

[A] You are being asked to elect the nominees for the Board of Trustees and to ratify the selection of KPMG Peat Marwick LLP as the independent auditors for your fund(s).

[Q]  WILL MY VOTE MAKE A DIFFERENCE?

[A] Yes! Your vote is important and will make a difference in the developments of your fund(s), no matter how many shares you own.

[Q]  HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

[A] They recommend that you vote "For" each proposal on the enclosed proxy card.

[Q]  WHY DOES THE PROXY STATEMENT LIST SEVERAL CLOSED-END FUNDS?

[A] Each of the funds has similar proposals and it is cost-efficient for you, as a shareholder, to have a joint proxy statement and one meeting.

[Q]  WHERE DO I CALL FOR MORE INFORMATION?

[A] Please call Van Kampen American Capital Investor Services at 1-800-341-2929 from 7:30 a.m. to 5:00 p.m. Central time, Monday through Friday.

--------------------------------------------------------------------------------
                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "For All" "Withhold" or "For All Except"

To withhold authority to vote for any one or more individual nominees, check "For All Except" and write the nominee's name on the line below.

RATIFICATION OF INDEPENDENT AUDITORS - mark "For", "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


================================================================================
  [X] PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE    VAN KAMPEN AMERICAN CAPITAL XXXXX
                       JOINT ANNUAL MEETING OF SHAREHOLDERS

  SAMPLE
  ----------------------------------------------------------------------------
  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  ----------------------------------------------------------------------------

                                               FOR ALL  WITHHOLD  FOR ALL EXCEPT
  1.  Authority to vote for the election       [ ]        [ ]          [ ]
      as Class X Trustees the nominees
      named below:

  XXXXXXXXX, XXXXXXXXX, XXXXXXXXXX

      To withhold authority to vote for any one or more individual nominee, check "For All Except" and write the nominee's name on the line below.

      -------------------------------------------------------------------

                                               FOR   AGAINST   ABSTAIN
  2.  As to the proposal to ratify the         [ ]     [ ]       [ ]
      selection of KPMG Peat Marwick LLP
      to act as the independent auditors
      for each Fund's current fiscal year.


  Please be sure to sign and date this Proxy.   Date

  Shareholder sign here           Co-owner sign here



  ----------------------------------------------------------------------------
  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  ----------------------------------------------------------------------------
================================================================================

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2929

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 28, 1998

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") and preferred shares of beneficial interest (the "Preferred Shares") of each of the Van Kampen American Capital Funds listed on Annex A (the "Funds") to the attached Proxy Statement that a Joint Annual Meeting of the Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, July 28, 1998, at 1:30 p.m., for the following purposes:

1.   To elect trustees in the following manner:
     A. With respect to VIG, VKV, VCV, VMV, VJV, VNV, VOV, VPV,
     VKS, VOT, VKI and VOF to elect three trustees, two by the holders of the Common Shares of each Fund and one by the holders of the Preferred Shares of each Fund, the Common
        Shares and the Preferred Shares of each Fund voting as separate classes, each trustee to serve for a three year term or until their successors shall have been duly elected and qualified;
     B. With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO,
     VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VLT and VIT, to elect three trustees, two by the holders of the Common
        Shares of each Fund and one by the holders of the Preferred Shares of each Fund, the Common Shares and the Preferred Shares of each Fund voting as separate classes, each trustee to serve for a three year term or until their successors shall have been duly elected and qualified;
     C. With respect to VKL, to elect three trustees by the holders of the Common Shares of the Fund, each trustee to serve for a three year term or until their successors shall have been duly elected and qualified;
2.   For each Fund, to ratify the selection of KPMG Peat Marwick
     LLP as independent auditors for the fiscal year of each respective Fund ending in 1998; and
3. To transact such other business as may properly come before the Meeting.

  Holders of record of the Common Shares and Preferred Shares of each Fund at the close of business on June 4, 1998 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    RONALD A. NYBERG,
                                    Vice President and Secretary
June 17, 1998

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR ALL of the nominees for the Boards of Trustees of the Funds listed in the Proxy Statement; and

  - FOR ratification of KPMG Peat Marwick LLP as independent auditors.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 28, 1998

  This Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Trustees" or the "Board") of each of the Van Kampen American Capital Funds listed on Annex A to this Proxy Statement (the "Funds") of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, July 28, 1998, at 1:30 p.m. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 17, 1998.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") and preferred shares of beneficial interest (the "Preferred Shares") of each of the Funds as set forth on Annex A to this Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the "Shares." The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Boards of Trustees have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this proxy statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names. Other Van Kampen American Capital closed-end investment companies not listed on Annex A will vote at separate shareholder meetings on proposals substantially similar to Proposals 1 and 2 in this Proxy Statement. If you are a shareholder of Van Kampen American Capital closed-end investment companies not listed on

Annex A, you will receive one or more additional proxy statements relating to such other shareholder meetings.

  The Board has fixed the close of business on June 4, 1998 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common Shares and Preferred Shares of each Fund as of the Record Date is shown in Annex B to this Proxy Statement.

  The following table summarizes each proposal to be presented at the Meeting for the Funds and the shareholders entitled to vote with respect to each proposal.

PROPOSAL/AFFECTED FUNDS                                   AFFECTED SHAREHOLDERS
-----------------------                                   ---------------------
1.    Election of Trustees:
1.A.  With respect to VIG, VKV, VCV, VMV, VJV, VNV, VOV,
      VPV, VKS, VOT, VKI and VOF, to elect three
      trustees
      -- two trustees by holders of Common Shares          Common Shares only
      -- one trustee by holders of Preferred Shares        Preferred Shares
                                                           only
1.B.  With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP,
      VMO, VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VLT
      and VIT, to elect three trustees
      -- two trustees by holders of Common Shares          Common Shares only
      -- one trustee by holders of Preferred Shares        Preferred Shares
                                                           only
1.C.  With respect to VKL, to elect three trustees by
      holders of Common Shares                             Common Shares only
2.    Ratification of Independent Auditors:
      All Funds by the holders of Common Shares and
      Preferred Shares voting together                     Common Shares and
                                                           Preferred Shares

EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

VOTING

  Shareholders of a Fund on the Record Date will be entitled to one vote per Share with respect to each proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

  With respect to Proposal 1, holders of Common Shares and Preferred Shares will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund.

  With respect to Proposal 2, holders of Common Shares and Preferred Shares of a Fund will vote together and an affirmative vote of a majority of the Shares of a Fund present at the Meeting in person or by proxy is required to ratify the selection of the independent auditors for such Fund.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Boards of Trustees of the Funds listed in the proxy statement.

  - FOR ratification of KPMG Peat Marwick LLP as independent auditors.

  An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which it is entitled to vote. Abstention and broker non-votes will not be deemed "votes cast" with respect to such proposal, but such Shares will be counted as present for the purpose of determining a quorum. A majority of the outstanding Shares of a Fund must be present in person or by proxy to have a quorum for each Fund to conduct business at the Meeting.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposals 1 and 2 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp." or the "Adviser") serves as investment adviser to each Fund. The principal business address of the Adviser is One Parkview Plaza Oakbrook Terrace, Illinois 60181. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"). VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $60 billion under management or supervision. VKAC's more than 50 open end and 38 closed end funds (including the Funds) and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. VKAC is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

OTHER SERVICE PROVIDERS

  Each Fund, except VLT and VIT, has entered into an administration agreement between such Fund and Van Kampen American Capital Distributors, Inc. (in such capacity, the "Administrator"). The Administrator's principal business address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Administrator is a wholly owned subsidiary of VKAC. With respect to VKS, the Adviser has engaged Mitchell Hutchins Asset Management Inc. to act as a sub-administrator (the "Sub-Administrator"). The Sub-Administrator's principal place of business is 1285 Avenue of the Americas, New York, New York 10019. With respect to VKL, the Adviser and the Fund have also entered into an administration agreement with Princeton Administrators, L.P. ("Princeton") for the provisions of certain administrative services. Princeton's principal place of business is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Each Fund has entered into an accounting services agreement with the Adviser and a legal services agreement with VKAC. VKAC's principal business address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Each of VLT, VIT, VQC and VIG has also entered into a support services agreement with Van Kampen American Capital Distributors, Inc.

------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  Trustees are to be elected by the Shareholders at the Meeting in the following manner:

         a) With respect to VIG, VKV, VCV, VMV, VJV, VNV, VOV, VPV, VKS, VOT, VKI and VOF, Class II Trustees are to be elected at the Meeting by the Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2001 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two Class II nominees, Steven Muller and Wayne W. Whalen, designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one Class II nominee, Rod Dammeyer, designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of each Fund and a plurality of the Preferred Shares of each Fund, each voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         b) With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VLT and VIT, Class III Trustees are to be elected at the Meeting by the Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2001 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two Class III nominees, Don G. Powell and Hugo F. Sonnenschein, designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one Class III nominee, Theodore A. Myers, designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of each Fund and a plurality of the Preferred Shares of each Fund, each voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         c) With respect to VKL, Class I Trustees are to be elected at the Meeting by the Shareholders to serve until the later of the Fund's Annual Meeting of Shareholders in 2001 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the three Class I nominees, David C. Arch, Howard J Kerr and Dennis J. McDonnell, designated to be elected by the holders of Common Shares. An affirmative vote of a plurality of the Common Shares of the Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

  Each of the Trustees has served as a member of the Board of Trustees since his initial election or appointment to the Board of Trustees as set forth on Annex C to this Proxy Statement.

  The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of not less than three nor more than eleven trustees divided into three classes, the classes to be as nearly equal in number as possible. For each Fund, the Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), Massachusetts law, each Fund's Declaration of Trust and each Fund's Bylaws.

  With respect to each of the Funds, pursuant to the 1940 Act, as long as any Preferred Shares are outstanding, the holders of Preferred Shares will, voting as a separate class, elect two of the Trustees of the Fund. Mr. Dammeyer is currently the Class II Trustee designated to be elected by the holders of the Preferred Shares. Mr. Myers is currently the Class III Trustee designated to be elected by the holders of the Preferred Shares.

  All nominees have consented to being named in this proxy statement. With respect to each of the Funds, each of the nominees has agreed to serve as a Trustee if elected; however, should any nominees become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the present Board of Trustees of each Fund.

  The following sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
David C. Arch(1)..................  Mr. Arch is Chairman and Chief Executive
1800 Swift Drive                    Officer of Blistex Inc., a consumer health
Oak Brook, IL 60521                 care product's manufacturer. Director of
  Age: 52                           Elmhurst College and the Illinois
                                    Manufacturers' Association. Mr. Arch is also
                                    a Trustee or Managing General Partner of
                                    other investment companies advised by Van
                                    Kampen American Capital Asset Management,
                                    Inc. ("Asset Management"), Van Kampen
                                    American Capital Management Inc.,
                                    ("Management Inc.") and Advisory Corp.

Rod Dammeyer(2)...................  Mr. Dammeyer is Managing Partner of Equity
Two North Riverside Plaza           Group Investments, Inc. (EGI), a company
Suite 1950                          that makes private equity investments in
Chicago, IL 60606                   other companies, and Vice-Chairman and
  Age: 57                           Director of Anixter International Inc., a
                                    value-added provider of integrated
                                    networking and cabling solutions that
                                    support business information and network
                                    infrastructure requirements (employed by
                                    Anixter since 1985). He is also a member of
                                    the Board of Directors of Teletech Holdings
                                    Inc., Lukens, Inc., Metal Management, Inc.,
                                    Stericycle, Inc., Transmedia Network, Inc.,
                                    Jacor Communications, Inc., CNA Surety
                                    Corp., IMC Global Inc., Antec Corporation
                                    and a member of the Kent State University
                                    Foundation. Prior to 1998, Mr. Dammeyer was
                                    a Director of Capsure Holdings Corp., Falcon
                                    Building Products, Inc., Revco D.S., Inc.,
                                    the Chase Manhattan Corporation National
                                    Advisory Board and Sealy, Inc. Prior to
                                    1997, Mr. Dammeyer was President, Chief
                                    Executive Officer and a Director of Great
                                    American Management & Investment, Inc., a
                                    diversified manufacturing company. Mr.
                                    Dammeyer was previously a Director of Santa
                                    Fe Energy Resources, Inc., Lomas Financial
                                    Corporation, Santa Fe Pacific Corporation,
                                    Q-Tel, S.A. de C.V. and Servicios
                                    Financieros Quadrum, S.A. Mr. Dammeyer is
                                    also a Trustee or Managing General Partner
                                    of other investment companies advised by
                                    Asset Management, Management Inc. and
                                    Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Howard J Kerr(1)..................  Mr. Kerr is a Director of Canbra Foods,
736 North Western Ave.              Ltd., a Canadian oilseed crushing, refining,
P.O. Box 317                        processing and packaging operation. Prior to
Lake Forest, IL 60045               1998, Mr. Kerr was the President and Chief
  Age: 62                           Executive Officer of Pocklington
                                    Corporation, Inc., an investment holding
                                    company. Mr. Kerr is a Trustee or Managing
                                    General Partner of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and Advisory Corp.

Dennis J. McDonnell(1)*...........  Executive Vice President and Director of
One Parkview Plaza                  VK/AC Holding, Inc. and Van Kampen American
Oakbrook Terrace, IL 60181          Capital, Inc. President, Chief Operating
  Age: 56                           Officer and a Director of Advisory Corp.,
                                    Asset Management, Management Inc. and Van
                                    Kampen American Capital Advisors, Inc. Prior
                                    to May of 1998, President and a Director of
                                    Van Kampen Merritt Equity Advisors Corp.
                                    Prior to April of 1997, he was a Director of
                                    Van Kampen Merritt Equity Holdings Corp.
                                    Prior to September of 1996, Mr. McDonnell
                                    was Chief Executive Officer and a Director
                                    of MCM Group, Inc., McCarthy, Crisanti &
                                    Maffei, Inc., McCarthy, Crisanti & Maffei
                                    Acquisition Corporation; Chairman and
                                    Director of MCM Asia Pacific Company,
                                    Limited and MCM (Europe) Limited, and
                                    Director of McCarthy, Crisanti & Maffei,
                                    S.A. Prior to July of 1996, Mr. McDonnell
                                    was President, Chief Operating Officer and
                                    Director of VSM Inc. and VCJ Inc. President
                                    of each of the funds in the Fund Complex
                                    (defined below). Mr. McDonnell is a Trustee
                                    or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management, Management Inc. or Advisory
                                    Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Steven Muller, Ph.D.(2)...........  Dr. Muller is President Emeritus of The
President Emeritus                  Johns Hopkins University. He is a Director
The Johns Hopkins University        of Beneficial Corporation (bank holding
Suite 711                           company) and Millipore Corporation
1619 Massachusetts Avenue, N.W.     (bio-technology). Prior to December of 1997,
Washington, D.C. 20036              Dr. Muller was Chairman of The 21st Century
  Age: 70                           Foundation (public affairs). Prior to May,
                                    1997, Dr. Muller was a Director of BT Alex
                                    Brown & Sons (investment banking). Dr.
                                    Muller is currently a Trustee or Managing
                                    General Partner of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and Advisory Corp.

Theodore A. Myers(3)..............  Mr. Myers is a Senior Financial Advisor (and
550 Washington Avenue               prior to 1997), an Executive Vice President
Glencoe, IL 60022                   and Chief Financial Officer of Qualitech
  Age: 67                           Steel Corporation, manufacturer of special
                                    quality bar products as well as iron carbide
                                    (a steel scrap substitute). Mr. Myers is
                                    also a Director of COVA Series Trust of COVA
                                    Financial Life Insurance (formerly known as
                                    Xerox Life). Prior to 1997, Mr. Myers was a
                                    Director of McClouth Steel, and a member of
                                    the Arthur Andersen Chief Financial Officer
                                    Advisory Committee. Prior to August, 1993,
                                    Mr. Myers was Senior Vice President, Chief
                                    Financial Officer and a Director of Food
                                    Brands America (formerly known as Doskocil
                                    Companies, Inc.), a food processing and
                                    distribution company. Mr. Myers is also a
                                    Trustee or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management, Management Inc. and Advisory
                                    Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Don G. Powell(3)*.................  Mr. Powell is Chairman and a Director of
Van Kampen American Capital         VKAC, Van Kampen American Capital
2800 Post Oak Boulevard             Distributors, Inc., Asset Management,
Houston, TX 77056                   Advisory Corp., VK/AC Holding, Inc.,
  Age: 58                           Management Inc., Van Kampen American Capital
                                    Advisors, Inc., ACCESS Investor Services,
                                    Inc., Van Kampen American Capital
                                    Recordkeeping Services, Inc., American
                                    Capital Contractual Services, Inc., Van
                                    Kampen American Capital Insurance Agency of
                                    Illinois, Inc., VK/AC Systems, Inc., Van
                                    Kampen American Capital Trust Company, and
                                    Van Kampen American Capital Exchange
                                    Corporation. Prior to May of 1998, Chairman
                                    and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Prior to April of 1997,
                                    Chairman and Director of Van Kampen American
                                    Capital Services, Inc. Prior to 1997, he was
                                    Chairman, President and Director of American
                                    Capital Shareholders Corporation. Prior to
                                    April of 1997, Mr. Powell was Chairman,
                                    President and Director of Van Kampen Merritt
                                    Equity Holdings Corp. Prior to July of 1996,
                                    Mr. Powell was Chairman and Director of VSM
                                    Inc. and VCJ Inc. Prior to September 1996,
                                    Mr. Powell was Chairman and Director of
                                    McCarthy, Crisanti & Maffei, Inc. and
                                    McCarthy, Crisanti & Maffei Acquisition
                                    Corporation. Mr. Powell is Chairman of the
                                    Board of Governors and the Executive
                                    Committee of the Investment Company
                                    Institute. Mr. Powell is also a Trustee or
                                    Director of other investment companies
                                    advised by Asset Management, Management Inc.
                                    and Advisory Corp.

Hugo F. Sonnenschein(3)...........  Mr. Sonnenschein is President of the
5801 South Ellis Avenue             University of Chicago. Mr. Sonnenschein is a
Suite 502                           member of the Board of Trustees of the
Chicago, IL 60637                   University of Rochester and a member of its
  Age: 57                           investment committee. Prior to July, 1993,
                                    Mr. Sonnenschein was Dean of the School of
                                    Arts and Sciences at the University of
                                    Pennsylvania. Mr. Sonnenschein is a member
                                    of the National Academy of Sciences and a
                                    fellow of the American Academy of Arts and
                                    Sciences. Mr. Sonnenschein is also a Trustee
                                    or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management, Management Inc. and Advisory
                                    Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Wayne W. Whalen(2*)...............  Mr. Whalen is a partner in the law firm of
333 West Wacker Drive               Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                   (Illinois), legal counsel to the funds in
  Age: 58                           the Fund Complex and certain other
                                    investment companies advised by Asset
                                    Management, Advisory Corp. and Management
                                    Inc. Mr. Whalen is also a Trustee, Director
                                    or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management, Management Inc. and Advisory
                                    Corp.

------------------------------------------------------------------------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. McDonnell and Powell are interested persons of Advisory Corp. and the Funds by reason of their positions with Advisory Corp. Mr. Whalen is an interested person of the Funds by reason of his firm acting as legal counsel for the Funds.

(1) Class I Trustee.

(2) Class II Trustee.

(3) Class III Trustee.

MEETINGS AND COMMITTEES

  During the fiscal year ended December 31, 1997, the Board of Trustees of VLT and VIT each held 9 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended December 31, 1997, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee and a retirement plan committee, each of which held 2 meetings.

  During the fiscal year ended October 31, 1997, the Board of Trustees of VIG, VKV, VCV, VMV, VJV, VNV, VOV, VPV, VKS, VOT, VKI, VOF, VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP and VKL each held 8 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended October 31, 1997, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee and retirement plan committee, each of which held 2 meetings.

  During the fiscal year ended August 31, 1997, the Board of Trustees of VKQ, VQC, VFM, VOQ, VNM and VPQ each held 9 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended August 31, 1997, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee and retirement plan committee, each of which held 2 meetings.

  The audit committee currently consists of Messrs. Arch, Dammeyer, Kerr, Muller, Myers and Sonnenschein. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements or books of account. The retirement plan committee currently consists of Messrs. Arch, Dammeyer and Sonnenschein. The retirement plan committee is responsible for reviewing the terms of each Fund's retirement plan and reviews any administrative matters with respect thereto. The retirement plan committee does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

REMUNERATION AND OWNERSHIP INFORMATION

  The Trustees and executive officers hold the same positions with other funds in the Fund Complex (defined below). The compensation of Trustees and executive officers that are affiliated persons (as defined in the 1940 Act) of Advisory Corp., Asset Management, Management Inc. or VKAC is paid by the respective entity. The funds in the Fund Complex, including the Funds, pay the non-affiliated Trustees an annual retainer and meeting fees, plus expenses incurred in connection with the such meetings. Prior to January 1, 1998, the amount of the annual retainer was $2,500 per fund and meeting fees were $250 per meeting per fund, plus expenses incurred in connection with the such meeting. Commencing January 1, 1998, funds in the Fund Complex (including the Funds) pay an annual Fund Complex retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Fund Complex, which retainer is then allocated among the funds in the Fund Complex based on the relative net assets of such funds, and $250 per meeting per fund, plus expenses incurred in connection with the such meeting.

  Each fund in the Fund Complex provides a deferred compensation plan to its non-affiliated Trustees that allow such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each fund in the Fund Complex has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving trustee's compensation from a fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such fund and retires at or after attaining the age of 62, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement from such fund. Trustees retiring prior to the age of 62 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a fund. Each non-affiliated Trustee has served as a member of each Fund's Board of Trustees as set forth on Annex C to this Proxy Statement.

  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year end in 1997 or the Fund Complex' most recently completed calendar year ended December 31, 1997.

                               COMPENSATION TABLE

                                                                   FUND COMPLEX
                                                    ------------------------------------------
                                                     ESTIMATED
                                                     AGGREGATE
                                                    PENSION OR                       TOTAL
                                                    RETIREMENT      ESTIMATED     COMPENSATION
                                                     BENEFITS       AGGREGATE        BEFORE
                                    AGGREGATE         ACCRUED        ANNUAL         DEFERRAL
                                  COMPENSATION      AS PART OF    BENEFITS UPON    FROM FUND
           NAME(1)              FROM EACH FUND(2)   EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
           -------              -----------------   -----------   -------------   ------------
David C. Arch.................         (2)            $ 7,912        $85,000        $157,750
Rod Dammeyer..................         (2)             14,303         85,000         157,750
Howard J Kerr.................         (2)             27,338         85,000         157,750
Theodore A. Myers.............         (2)             57,361         85,000         157,750
Hugo F. Sonnenschein..........         (2)             13,493         85,000         157,750
Wayne W. Whalen...............         (2)             16,155         85,000         157,250

---------------
(1) Messrs. McDonnell and Powell are each affiliated persons of Advisory Corp. and do not receive compensation or retirement benefits from the Funds. Mr. Muller was appointed to the Board effective January 2, 1998 and thus has no information to report for the Funds' most recently completed fiscal year end in 1997 or the Fund Complex' calendar year ended December 31, 1997.

(2) The amount of aggregate compensation payable by each Fund for its most recently completed fiscal year end in 1997 before deferral by the trustees under the deferred compensation plan is shown in Annex D. Certain trustees deferred all or a portion of the aggregate compensation payable by each Fund for its most recently completed fiscal year end in 1997 as shown in Annex E. The deferred compensation plan is described above the table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex (as defined below) as selected by the respective trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including earnings accrued thereon for each trustee) for each Fund for its most recently completed fiscal year end in 1997 is shown in Annex F.

(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the 36 operating funds in the Fund Complex as of December 31, 1997 for their respective fiscal years ended in 1997. The retirement plan is described above the table.

(4) The amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the 36 operating funds in the Fund Complex as of December 31, 1997 for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. Each of the Funds is expected to pay benefits of $2,500 per year for each year of the 10-year period commencing in the year of such trustee's retirement to those trustees who retire at or over the age of 62 and with at least ten years of service (including years of service prior to adoption of the plan) to the respective Fund. The retirement plan is described above the compensation table.

(5) The "Fund Complex" currently consists of 41 operating investment companies (including the Funds) advised by Advisory Corp. or its affiliates that have the same members on each investment company's Board of Trustees. The amounts shown in this column are accumulated from the Aggregate Compensation of the 36 operating investment companies in the Fund Complex for the year ended December 31, 1997 before deferral by the trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. Advisory Corp. or its affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Whalen and Powell, the Trustees are not trustees of such other investment companies. Combining the Fund Complex with other investment companies advised by Advisory Corp. or its affiliates, Mr. Whalen received Total Compensation of $268,447 for the year ended December 31, 1997.

  After several transactions in 1996 and 1997, VK/AC Holding, Inc. ("VKAC Holding"), an indirect parent of Advisory Corp., became an indirect wholly-owned subsidiary of MSDW. In connection with such events, certain officers of Advisory Corp., including Don G. Powell, entered into employment agreements with VKAC Holding which expire in 2000. Certain of such officers, including Dennis J. McDonnell and Don G. Powell, also were granted options to purchase shares of common stock of Morgan Stanley Group Inc. ("Morgan Stanley") which vest from

1999 to 2001. Certain officers of Advisory Corp. also entered into retention agreements with VKAC Holding, which will remain in place through October 31, 1998. The employment agreements and retention agreements are intended to assure that the services of the officers are available to Advisory Corp. (and thus to the Funds) until such agreements expire. Finally certain officers of Advisory Corp., including Messrs. McDonnell and Powell, received preferred stock of Morgan Stanley that is convertible into common stock of Morgan Stanley through the year 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

SHAREHOLDER APPROVAL

  With respect to each of the Funds, the holders of Common Shares and the holders of Preferred Shares, each voting as a separate class, will vote on the respective nominees designated to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares, and the affirmative vote of a plurality of the Preferred Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.
------------------------------------------------------------------------------
PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected the firm of KPMG Peat Marwick LLP, independent auditors, to examine the financial statements for the fiscal year of each Fund ending in 1998. Each Fund knows of no direct or indirect financial interest of such firm in such Fund. Such appointment is subject to ratification or rejection by the shareholders of each Fund, with the shareholders of each Fund voting together as a single class.

  Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting, will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders of each Fund, voting with respect to each Fund as a single class, are entitled to vote on this proposal. The affirmative vote of a majority of the Shares of each Fund present at the Meeting in person or by proxy is required to ratify the selection of the independent auditors for such Fund. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS.

------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUNDS

  The following table sets forth certain information concerning the executive officers of the Funds other than those officers previously named as nominees above.

                        EXECUTIVE OFFICERS OF THE FUNDS

                         POSITIONS AND             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND            DURING PAST 5 YEARS
---------------------  -----------------           ---------------------
Peter Hegel.........   Vice President      Executive Vice President of Advisory
  One Parkview Plaza                       Corp., Asset Management, Management
  Oakbrook Terrace,                        Inc. and Van Kampen American Capital
  IL 60181                                 Advisors, Inc. Prior to July of 1996,
  Age: 41                                  Director of VSM Inc. Prior to
                                           September of 1996, Director of
                                           McCarthy, Crisanti & Maffei, Inc. and
                                           McCarthy, Crisanti & Maffei
                                           Acquisition Corporation, Vice
                                           President of the other investment
                                           companies advised by Advisory Corp.
                                           and Asset Management or their
                                           affiliates.
Ronald A. Nyberg....   Vice President      Executive Vice President, General
  One Parkview Plaza     and Secretary     Counsel, Secretary and Director of
  Oakbrook Terrace,                        VKAC and VK/AC Holding, Inc. Executive
  IL 60181                                 Vice President, General Counsel,
  Age: 44                                  Assistant Secretary and Director of
                                           the Adviser, Advisory Corp., Van
                                           Kampen American Capital Advisors,
                                           Inc., Management Inc., Van Kampen
                                           American Capital Distributors, Inc.,
                                           Van Kampen American Capital Exchange
                                           Corporation, American Capital
                                           Contractual Services, Inc., Van Kampen
                                           American Capital Trust Company, VK/AC
                                           System, Inc., Van Kampen American
                                           Capital Insurance Agency of Illinois,
                                           Inc. and Van Kampen American Capital
                                           Recordkeeping Services, Inc. Executive
                                           Vice President, General Counsel and
                                           Assistant Secretary of ACCESS Investor
                                           Services, Inc. As of June 1998,
                                           Director of ICI Mutual Insurance Co.,
                                           a provider of insurance to members of
                                           the Investment Company Institute.
                                           Prior to May of 1998, Executive Vice
                                           President and General Counsel Van
                                           Kampen Merritt Equity Advisors Corp.
                                           Prior to April of 1997, Executive Vice
                                           President and General Counsel of Van
                                           Kampen Merritt Equity Holdings Corp.
                                           and Executive Vice President, General
                                           Counsel and Assistant Secretary of
                                           American Capital Shareholders
                                           Corporation. Prior to July of 1996,
                                           Executive Vice President and General
                                           Counsel of VSM Inc. and VCJ Inc. Prior
                                           to September of 1996,

                         POSITIONS AND             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND            DURING PAST 5 YEARS
---------------------  -----------------           ---------------------
                                           General Counsel of McCarthy, Crisanti
                                           & Maffei, Inc. Prior to June 1997,
                                           Director of ICI Mutual Insurance Co.,
                                           a provider of insurance to members of
                                           the Investment Company Institute. Vice
                                           President and Secretary of other
                                           investment companies advised by the
                                           Advisory Corp. and Asset Management
                                           and their affiliates.
Paul R. Wolkenberg...  Vice President      Executive Vice President and a
  2800 Post Oak Blvd.                      Director of VKAC Holding, Inc. and
  Houston, TX 77056                        VKAC. Executive Vice President of Van
  Age: 53                                  Kampen American Capital Distributors,
                                           Inc., Asset Management, Advisory Corp.
                                           and Management Inc. President and a
                                           Director of ACCESS Investor Services,
                                           Inc. President, Chief Executive
                                           Officer and Director of Van Kampen
                                           American Capital Trust Company.
                                           President, Chief Operating Officer and
                                           a Director of Van Kampen American
                                           Capital Recordkeeping Services, Inc.
                                           Vice President of other investment
                                           companies advised by Advisory Corp.
                                           and Asset Management and their
                                           affiliates
Edward C. Wood III...  Vice President and  Senior Vice President of Asset
  One Parkview Plaza     Chief Financial   Management, Advisory Corp. and
  Oakbrook Terrace,      Officer           Management Inc. Senior Vice President
IL                                         and Chief Operating Officer of Van
  60181                                    Kampen American Capital Distributors,
  Age: 42                                  Inc. Vice President and Chief
                                           Financial Officer of other investment
                                           companies advised by Advisory Corp.
                                           and Asset Management and their
                                           affiliates.
Curtis W. Morell....   Vice President and  Senior Vice President of the Asset
  2800 Post Oak Blvd.    Chief Accounting  Management and Advisory Corp. Vice
  Houston, TX 77056      Officer           President and Chief Accounting Officer
  Age: 51                                  of other investment companies advised
                                           by Advisory Corp. and Asset Management
                                           and their affiliates.
John L. Sullivan....   Treasurer           First Vice President of the Asset
  One Parkview Plaza                       Management and Advisory Corp.
  Oakbrook Terrace,                        Treasurer of other investment
  IL 60181                                 companies advised by Advisory Corp.
  Age: 42                                  and Asset Management and their
                                           affiliates.
Tanya M. Loden......   Controller          Vice President of Asset Management and
  2800 Post Oak Blvd.                      Advisory Corp. Controller of the VKAC
  Houston, TX 77056                        Funds and other investment companies
  Age: 38                                  advised by Advisory Corp. and Asset
                                           Management and their affiliates.

  The officers of the Funds serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds, but are all officers of Advisory Corp., Asset Management, Management Inc., VKAC or their affiliates and receive compensation in such capacities.

SHAREHOLDER INFORMATION

  As of June 4, 1998, the Trustees and executive officers of the Funds as a group owned less than 1% of the outstanding Shares of each Fund. As of June 4, 1998, certain trustees and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex G. Trustees and executive officers who do not own any Common Shares of the Funds have been omitted from the table. Funds which are not owned by any Trustee or executive officers also have been omitted from the table. As of June 4, 1998, no trustees or executive officers owned any Preferred Shares of the Funds. As of June 4, 1998, to the knowledge of the Funds, no Shareholder owned beneficially more than 5% of a class of a Fund's outstanding Shares.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The total amount of these expenses will be allocated among each of the Funds based upon the total number of shareholders for each Fund in relation to the total number of shareholders for all of the Funds participating in the Meeting. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Advisory Corp. or VKAC, the transfer agents of the Funds or by dealers or their representatives or by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations at an estimated cost of approximately $2,500 per Fund.
------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,
                                          Vice President and Secretary
June 17, 1998

                                                                         ANNEX A

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

  The following list sets forth the Van Kampen American Capital closed-end investment companies (the "Funds") participating in the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181 on Tuesday, July 28, 1998, at 1:30 p.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the stock symbol of each Fund; the abbreviated name or stock symbol are sometimes used to identify a specific Fund in the Proxy Statement. Each of the Funds has issued common shares of beneficial interest, par value $.01 per share and such common shares of the Funds are referred to herein as the "Common Shares". Each of the Funds also has issued preferred shares of beneficial interest with a liquidation preference per share(1) as designated in the fourth column below and such preferred shares of the Funds are referred to herein as the "Preferred Shares."

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen American Capital   Investment Grade            VIG       Remarketed Preferred Shares,
 Investment Grade Municipal    Municipal Trust                       liquidation preference
 Trust                                                               $100,000 per share
Van Kampen American Capital   Select Sector               VKL       Remarketed Preferred Shares,
 Select Sector Municipal       Municipal Trust                       liquidation preference
 Trust                                                               $25,000 per share
Van Kampen American Capital   Municipal Trust             VKQ       Auction Preferred Shares,
 Municipal Trust                                                     liquidation preference
                                                                     $50,000 per share
Van Kampen American Capital   California Quality          VQC       Auction Preferred Shares,
 California Quality            Municipal Trust                       liquidation preference
 Municipal Trust                                                     $50,000 per share
Van Kampen American Capital   New York Quality            VNM       Auction Preferred Shares,
 New York Quality Municipal    Municipal Trust                       liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Pennsylvania Quality        VPQ       Auction Preferred Shares,
 Pennsylvania Quality          Municipal Trust                       liquidation preference
 Municipal Trust                                                     $50,000 per share

---------------
1For each Fund that has preferred shares with a liquidation preference exceeding $25,000 per share, the Board has authorized the split of such preferred shares into new shares, subject to certain conditions precedent being specified, so that the corresponding liquidation preference after the share split is $25,000 per preferred share. Certain Funds may require shareholder approval of such split which approval, if necessary, will be sought in a subsequent shareholder meeting. The share split is believed to be in the best interest of shareholders by possibly increasing the liquidity and marketability of such shares.

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen American Capital   Florida Quality             VFM       Auction Preferred Shares,
 Florida Quality Municipal     Municipal Trust                       liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Ohio Quality Municipal      VOQ       Auction Preferred Shares,
 Ohio Quality Municipal        Trust                                 liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Trust for Insured           VIM       Auction Preferred Shares,
 Trust for Insured             Municipals                            liquidation preference
 Municipals                                                          $50,000 per share
Van Kampen American Capital   Trust for Investment        VGM       Auction Preferred Shares,
 Trust for Investment Grade    Grade Municipals                      liquidation preference
 Municipals                                                          $50,000 per share
Van Kampen American Capital   Trust for Investment        VIC       Auction Preferred Shares,
 Trust for Investment Grade    Grade California                      liquidation preference
 California Municipals         Municipals                            $50,000 per share
Van Kampen American Capital   Trust for Investment        VTN       Auction Preferred Shares,
 Trust for Investment Grade    Grade New York                        liquidation preference
 New York Municipals           Municipals                            $50,000 per share
Van Kampen American Capital   Trust for Investment        VTP       Auction Preferred Shares,
 Trust for Investment Grade    Grade Pennsylvania                    liquidation preference
 Pennsylvania Municipals       Municipals                            $50,000 per share
Van Kampen American Capital   Trust for Investment        VTF       Auction Preferred Shares,
 Trust for Investment Grade    Grade Florida                         liquidation preference
 Florida Municipals            Municipals                            $50,000 per share
Van Kampen American Capital   Trust for Investment        VTJ       Auction Preferred Shares,
 Trust for Investment Grade    Grade New Jersey                      liquidation preference
 New Jersey Municipals         Municipals                            $50,000 per share
Van Kampen American Capital   Municipal Opportunity       VMO       Auction Preferred Shares,
 Municipal Opportunity Trust   Trust                                 liquidation preference
                                                                     $50,000 per share
Van Kampen American Capital   Advantage Municipal         VKA       Auction Preferred Shares,
 Advantage Municipal Income    Income Trust                          liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Advantage Pennsylvania      VAP       Auction Preferred Shares,
 Advantage Pennsylvania        Municipal Income                      liquidation preference
 Municipal Income Trust        Trust                                 $50,000 per share
Van Kampen American Capital   New Jersey Value            VJV       Auction Preferred Shares,
 New Jersey Value Municipal    Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $50,000 per share
Van Kampen American Capital   Ohio Value Municipal        VOV       Auction Preferred Shares,
 Ohio Value Municipal Income   Income Trust                          liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Massachusetts Value         VMV       Auction Preferred Shares,
 Massachusetts Value           Municipal Income                      liquidation preference
 Municipal Income Trust        Trust                                 $50,000 per share
Van Kampen American Capital   Strategic Sector            VKS       Auction Preferred Shares,
 Strategic Sector Municipal    Municipal Trust                       liquidation preference
 Trust                                                               $50,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen American Capital   New York Value              VNV       Auction Preferred Shares,
 New York Value Municipal      Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $50,000 per share
Van Kampen American Capital   California Value            VCV       Auction Preferred Shares,
 California Value Municipal    Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $50,000 per share
Van Kampen American Capital   Pennsylvania Value          VPV       Auction Preferred Shares,
 Pennsylvania Value            Municipal Income                      liquidation preference
 Municipal Income Trust        Trust                                 $50,000 per share
Van Kampen American Capital   Value Municipal Income      VKV       Auction Preferred Shares,
 Value Municipal Income        Trust                                 liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Florida Municipal           VOF       Auction Preferred Shares,
 Florida Municipal             Opportunity Trust                     liquidation preference
 Opportunity Trust                                                   $50,000 per share
Van Kampen American Capital   Municipal Opportunity       VOT       Auction Preferred Shares,
 Municipal Opportunity Trust   Trust II                              liquidation preference
 II                                                                  $50,000 per share
Van Kampen American Capital   Advantage Municipal         VKI       Auction Preferred Shares,
 Advantage Municipal Income    Income Trust II                       liquidation preference
 Trust II                                                            $50,000 per share
Van Kampen American Capital   High Income Trust           VLT       Auction Preferred Shares,
 High Income Trust                                                   liquidation preference
                                                                     $50,000 per share
Van Kampen American Capital   High Income Trust II        VIT       Auction Market Preferred
 High Income Trust II                                                Shares, liquidation
                                                                     preference $100,000 per
                                                                     share

                                                                         ANNEX B

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

  The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares for each Fund as of June 4, 1998, the Record Date.

                         FUND NAME                            COMMON SHARES   PREFERRED SHARES
                         ---------                            -------------   ----------------
Van Kampen American Capital Investment Grade Municipal Trust    4,839,000            250
Van Kampen American Capital Select Sector Municipal Trust       4,682,127          1,360
Van Kampen American Capital Municipal Trust                    36,270,469          6,000
Van Kampen American Capital California Quality Municipal        9,629,745          1,500
 Trust
Van Kampen American Capital New York Quality Municipal Trust    5,655,638            900
Van Kampen American Capital Pennsylvania Quality Municipal      8,178,927          1,300
 Trust
Van Kampen American Capital Florida Quality Municipal Trust     6,502,576          1,000
Van Kampen American Capital Ohio Quality Municipal Trust        4,241,505            700
Van Kampen American Capital Trust for Insured Municipals        9,685,072          1,500
Van Kampen American Capital Trust for Investment Grade         27,013,149          5,300
 Municipals
Van Kampen American Capital Trust for Investment Grade          4,623,828            900
 California Municipals
Van Kampen American Capital Trust for Investment Grade New      6,200,986          1,200
 York Municipals
Van Kampen American Capital Trust for Investment Grade          7,420,970          1,400
 Pennsylvania Municipals
Van Kampen American Capital Trust for Investment Grade          4,140,059            800
 Florida Municipals
Van Kampen American Capital Trust for Investment Grade New      3,925,373            800
 Jersey Municipals
Van Kampen American Capital Municipal Opportunity Trust        15,352,890          3,000
Van Kampen American Capital Advantage Municipal Income Trust   19,106,785          3,800
Van Kampen American Capital Advantage Pennsylvania Municipal    4,361,902            800
 Income Trust
Van Kampen American Capital New Jersey Value Municipal          2,499,940            500
 Income Trust
Van Kampen American Capital Ohio Value Municipal Income         1,681,438            300
 Trust
Van Kampen American Capital Massachusetts Value Municipal       2,658,295            500
 Income Trust
Van Kampen American Capital Strategic Sector Municipal Trust   10,806,700          1,900
Van Kampen American Capital New York Value Municipal Income     4,291,172            800
 Trust
Van Kampen American Capital California Value Municipal          9,629,745          1,200
 Income Trust
Van Kampen American Capital Pennsylvania Value Municipal        4,468,924            900
 Income Trust
Van Kampen American Capital Value Municipal Income Trust       23,555,115          4,500
Van Kampen American Capital Florida Municipal Opportunity       1,683,270            320
 Trust
Van Kampen American Capital Municipal Opportunity Trust II     11,731,272          2,300
Van Kampen American Capital Advantage Municipal Income Trust    8,168,211          1,600
 II
Van Kampen American Capital High Income Trust                  13,710,760            900
Van Kampen American Capital High Income Trust II                8,109,000            850

                                                                         ANNEX C

    The table below sets forth the year in which each of the nominees to the Board of Trustees initially was elected or appointed to the Board of Trustees of each Fund.

                                    ARCH   DAMMEYER   KERR   MCDONNELL      MULLER      MYERS      POWELL   SONNENSCHEIN   WHALEN
                                    ----   --------   ----   ---------      ------      -----      ------   ------------   ------
High Income Trust (VIT)...........  1988     1988     1992     1988          1998       1988        1998        1994        1988
Investment Grade Municipal Trust
 (VIG)............................  1989     1989     1992     1989          1998       1989        1998        1994        1989
High Income Trust II (VLT)........  1989     1989     1992     1989          1998       1989        1998        1994        1989
California Quality Municipal Trust
 (VQC)............................  1991     1991     1992     1991          1998       1991        1998        1994        1991
Florida Quality Municipal Trust
 (VFM)............................  1991     1991     1992     1991          1998       1991        1998        1994        1991
Municipal Trust (VKQ).............  1991     1991     1992     1991          1998       1991        1998        1994        1991
New York Quality Municipal Trust
 (VNM)............................  1991     1991     1992     1991          1998       1991        1998        1991        1991
Ohio Quality Municipal Trust
 (VOQ)............................  1991     1991     1992     1991          1998       1991        1998        1994        1991
Pennsylvania Quality Municipal
 Trust (VPQ)......................  1991     1991     1992     1991          1998       1991        1998        1994        1991
Trust for Insured Municipals
 (VIM)............................  1991     1991     1992     1991          1998       1991        1998        1994        1991
Trust for Investment Grade
 Municipals (VGM).................  1991     1991     1992     1991          1998       1991        1998        1994        1991
Advantage Municipal Income Trust
 (VKA)............................  1992     1992     1992     1992          1998       1992        1998        1994        1992
Advantage Pennsylvania Municipal
 Income Trust (VAP)...............  1992     1992     1992     1992          1998       1992        1998        1994        1992
Municipal Opportunity Trust
 (VMO)............................  1992     1992     1992     1992          1998       1992        1998        1994        1992
Strategic Sector Municipal Trust
 (VKS)............................  1992     1992     1992     1992          1998       1992        1998        1994        1992
Trust for Investment Grade
 California Municipals (VIC)......  1992     1992     1992     1992          1998       1992        1998        1994        1992
Trust for Investment Grade Florida
 Municipals (VTF).................  1992     1992     1992     1992          1998       1992        1998        1994        1992
Trust for Investment Grade New
 Jersey Municipals (VTJ)..........  1992     1992     1992     1992          1998       1992        1998        1994        1992
Trust for Investment Grade New
 York Municipals (VTN)............  1992     1992     1992     1992          1998       1992        1998        1994        1992
Trust for Investment Grade
 Pennsylvania Municipals (VTP)....  1992     1992     1992     1992          1998       1992        1998        1994        1992
Advantage Municipal Income Trust
 II (VKI).........................  1993     1993     1993     1993          1998       1993        1998        1994        1993
California Value Municipal Income
 Trust (VCV)......................  1993     1993     1993     1993          1998       1993        1998        1994        1993
Florida Municipal Opportunity
 Trust (VOF)......................  1993     1993     1993     1993          1998       1993        1998        1994        1993
Massachusetts Value Municipal
 Income Trust (VMV)...............  1993     1993     1993     1993          1998       1993        1998        1994        1993
Municipal Opportunity Trust II
 (VOT)............................  1993     1993     1993     1993          1998       1993        1998        1994        1993
New Jersey Value Municipal Income
 Trust (VJV)......................  1993     1993     1993     1993          1998       1993        1998        1994        1993
New York Value Municipal Income
 Trust (VNV)......................  1993     1993     1993     1993          1998       1993        1998        1994        1993
Ohio Value Municipal Income Trust
 (VOV)............................  1993     1993     1993     1993          1998       1993        1998        1994        1993
Pennsylvania Value Municipal
 Income Trust (VPV)...............  1993     1993     1993     1993          1998       1993        1998        1994        1993
Select Sector Municipal Trust
 (VKL)............................  1993     1993     1993     1993          1998       1993        1998        1994        1993
Value Municipal Income Trust
 (VKV)............................  1993     1993     1993     1993          1998       1993        1998        1994        1993

                                                                         ANNEX D

           1997 AGGREGATE COMPENSATION BEFORE DEFERRAL FROM EACH FUND

                   NAME OF FUND                     FISCAL YEAR-END    ARCH    DAMMEYER    KERR    MYERS    SONNENSCHEIN   WHALEN
                   ------------                     ---------------    ----    --------    ----    -----    ------------   ------
Municipal Trust...................................       08/31        $4,257    $4,257    $4,257   $4,257      $4,257      $4,250
California Quality Municipal Trust................       08/31         4,257     4,257     4,257    4,257       4,257       4,250
New York Quality Municipal Trust..................       08/31         4,257     4,257     4,257    4,257       4,257       4,250
Florida Quality Municipal Trust...................       08/31         4,257     4,257     4,257    4,257       4,257       4,250
Ohio Quality Municipal Trust......................       08/31         4,257     4,257     4,257    4,257       4,257       4,250
Pennsylvania Quality Municipal Trust..............       08/31         4,257     4,257     4,257    4,257       4,257       4,250
Advantage Municipal Income Trust..................       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Advantage Municipal Income Trust II...............       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Advantage Pennsylvania Municipal Income Trust.....       10/31         4,507     4,507     4,507    4,507       4,507       4,500
California Value Municipal Income Trust...........       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Florida Municipal Opportunity Trust...............       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Investment Grade Municipal Trust..................       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Massachusetts Value Municipal Income Trust........       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Municipal Opportunity Trust.......................       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Municipal Opportunity Trust II....................       10/31         4,507     4,507     4,507    4,507       4,507       4,500
New Jersey Value Municipal Income Trust...........       10/31         4,507     4,507     4,507    4,507       4,507       4,500
New York Value Municipal Income Trust.............       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Ohio Value Municipal Income Trust.................       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Pennsylvania Value Municipal Income Trust.........       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Select Sector Municipal Trust.....................       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Strategic Sector Municipal Trust..................       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Trust for Insured Municipals......................       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Trust for Investment Grade California
 Municipals.......................................       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Trust for Investment Grade Florida Municipals.....       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Trust for Investment Grade Municipals.............       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Trust for Investment Grade New Jersey
 Municipals.......................................       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Trust for Investment Grade New York Municipals....       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Trust for Investment Grade Pennsylvania
 Municipals.......................................       10/31         4,507     4,507     4,507    4,507       4,507       4,500
Value Municipal Income Trust......................       10/31         4,507     4,507     4,507    4,507       4,507       4,500
High Income Trust.................................       12/31         4,514     4,514     4,514    4,514       4,514       4,500
High Income Trust II..............................       12/31         4,514     4,514     4,514    4,514       4,514       4,500

                                                                         ANNEX E
               1997 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

                 NAME OF FUND                    FISCAL YEAR-END    ARCH    DAMMEYER     KERR     MYERS    SONNENSCHEIN    WHALEN
                 ------------                    ---------------    ----    --------     ----     -----    ------------    ------
Municipal Trust................................       08/31          $0      $3,757     $3,757     $0         $3,757       $3,750
California Quality Municipal Trust.............       08/31           0       3,757      3,757      0          3,757        3,750
New York Quality Municipal Trust...............       08/31           0       3,757      3,757      0          3,757        3,750
Florida Quality Municipal Trust................       08/31           0       3,757      3,757      0          3,757        3,750
Ohio Quality Municipal Trust...................       08/31           0       3,757      3,757      0          3,757        3,750
Pennsylvania Quality Municipal Trust...........       08/31           0       3,757      3,757      0          3,757        3,750
Advantage Municipal Income Trust...............       10/31           0       4,007      4,007      0          4,007        4,000
Advantage Municipal Income Trust II............       10/31           0       4,007      4,007      0          4,007        4,000
Advantage Pennsylvania Municipal Income
 Trust.........................................       10/31           0       4,007      4,007      0          4,007        4,000
California Value Municipal Income Trust........       10/31           0       4,007      4,007      0          4,007        4,000
Florida Municipal Opportunity Trust............       10/31           0       4,007      4,007      0          4,007        4,000
Investment Grade Municipal Trust...............       10/31           0       4,007      4,007      0          4,007        4,000
Massachusetts Value Municipal Income Trust.....       10/31           0       4,007      4,007      0          4,007        4,000
Municipal Opportunity Trust....................       10/31           0       4,007      4,007      0          4,007        4,000
Municipal Opportunity Trust II.................       10/31           0       4,007      4,007      0          4,007        4,000
New Jersey Value Municipal Income Trust........       10/31           0       4,007      4,007      0          4,007        4,000
New York Value Municipal Income Trust..........       10/31           0       4,007      4,007      0          4,007        4,000
Ohio Value Municipal Income Trust..............       10/31           0       4,007      4,007      0          4,007        4,000
Pennsylvania Value Municipal Income Trust......       10/31           0       4,007      4,007      0          4,007        4,000
Select Sector Municipal Trust..................       10/31           0       4,007      4,007      0          4,007        4,000
Strategic Sector Municipal Trust...............       10/31           0       4,007      4,007      0          4,007        4,000
Trust for Insured Municipals...................       10/31           0       4,007      4,007      0          4,007        4,000
Trust for Investment Grade California
 Municipals....................................       10/31           0       4,007      4,007      0          4,007        4,000
Trust for Investment Grade Florida
 Municipals....................................       10/31           0       4,007      4,007      0          4,007        4,000
Trust for Investment Grade Municipals..........       10/31           0       4,007      4,007      0          4,007        4,000
Trust for Investment Grade New Jersey
 Municipals....................................       10/31           0       4,007      4,007      0          4,007        4,000
Trust for Investment Grade New York
 Municipals....................................       10/31           0       4,007      4,007      0          4,007        4,000
Trust for Investment Grade Pennsylvania
 Municipals....................................       10/31           0       4,007      4,007      0          4,007        4,000
Value Municipal Income Trust...................       10/31           0       4,007      4,007      0          4,007        4,000
High Income Trust..............................       12/31           0       4,014      4,014      0          4,014        4,000
High Income Trust II...........................       12/31           0       4,014      4,014      0          4,014        4,000

                                                                         ANNEX F

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

                   NAME OF FUND                      FISCAL YEAR-END   ARCH   DAMMEYER    KERR     MYERS   SONNENSCHEIN   WHALEN
                   ------------                      ---------------   ----   --------    ----     -----   ------------   ------
Municipal Trust....................................       08/31         $0    $14,927    $13,459    $0       $16,532      $12,135
California Quality Municipal Trust.................       08/31          0     14,927     13,459     0        16,532       12,135
New York Quality Municipal Trust...................       08/31          0     14,927     13,459     0        16,532       12,135
Florida Quality Municipal Trust....................       08/31          0     14,927     13,459     0        16,532       12,135
Ohio Quality Municipal Trust.......................       08/31          0     14,927     13,459     0        16,532       12,135
Pennsylvania Quality Municipal Trust...............       08/31          0     14,927     13,459     0        16,532       12,135
Advantage Municipal Income Trust...................       10/31          0     15,209     13,861     0        16,940       12,590
Advantage Municipal Income Trust II................       10/31          0     15,209     13,861     0        16,940       12,590
Advantage Pennsylvania Municipal Income Trust......       10/31          0     15,209     13,861     0        16,940       12,590
California Value Municipal Income Trust............       10/31          0     15,209     13,861     0        16,940       12,590
Florida Municipal Opportunity Trust................       10/31          0     15,209     13,861     0        16,940       12,590
Investment Grade Municipal Trust...................       10/31          0     15,209     13,861     0        16,940       12,590
Massachusetts Value Municipal Income Trust.........       10/31          0     15,209     13,861     0        16,940       12,590
Municipal Opportunity Trust........................       10/31          0     15,209     13,861     0        16,940       12,590
Municipal Opportunity Trust II.....................       10/31          0     15,209     13,861     0        16,940       12,590
New Jersey Value Municipal Income Trust............       10/31          0     15,209     13,861     0        16,940       12,590
New York Value Municipal Income Trust..............       10/31          0     15,209     13,861     0        16,940       12,590
Ohio Value Municipal Income Trust..................       10/31          0     15,209     13,861     0        16,940       12,590
Pennsylvania Value Municipal Income Trust..........       10/31          0     15,209     13,861     0        16,940       12,590
Select Sector Municipal Trust......................       10/31          0     15,209     13,861     0        16,940       12,590
Strategic Sector Municipal Trust...................       10/31          0     15,209     13,861     0        16,940       12,590
Trust for Insured Municipals.......................       10/31          0     15,209     13,861     0        16,940       12,590
Trust for Investment Grade California Municipals...       10/31          0     15,209     13,861     0        16,940       12,590
Trust for Investment Grade Florida Municipals......       10/31          0     15,209     13,861     0        16,940       12,590
Trust for Investment Grade Municipals..............       10/31          0     15,209     13,861     0        16,940       12,590
Trust for Investment Grade New Jersey Municipals...       10/31          0     15,209     13,861     0        16,940       12,590
Trust for Investment Grade New York Municipals.....       10/31          0     15,209     13,861     0        16,940       12,590
Trust for Investment Grade Pennsylvania
 Municipals........................................       10/31          0     15,209     13,861     0        16,940       12,590
Value Municipal Income Trust.......................       10/31          0     15,209     13,861     0        16,940       12,590
High Income Trust..................................       12/31          0     16,995     15,187     0        18,095       13,770
High Income Trust II...............................       12/31          0     16,995     15,187     0        18,095       13,770

                                                                         ANNEX G
TRUSTEE AND EXECUTIVE OFFICER OWNERSHIP OF COMMON SHARES OF THE FUNDS AS OF MAY
                                    28, 1998

                                                          ARCH      DAMMEYER      MCDONNELL      MYERS       WHALEN      SULLIVAN
                                                          ----      --------      ---------      -----       ------      --------
Advantage Municipal Income Trust....................      300        21,105           268             0        500            0
Advantage Municipal Income Trust II.................      500        61,586         1,819             0          0            0
High Income Trust...................................      676        96,381         3,000        35,000      13,238           0
High Income Trust II................................      550         8,095         7,382        40,573        368            0
Investment Grade Municipal Trust....................      524             0           829             0        500            0
Municipal Income Trust..............................      577       144,562         2,011           100        500            0
Municipal Opportunity Trust.........................      300             0           400             0        500            0
Municipal Opportunity Trust II......................        0        49,887         2,134             0          0            0
Municipal Trust.....................................      800        51,952           903        20,900        500        2,000
Select Sector Municipal Trust.......................      508        15,917           300             0          0            0
Strategic Sector Municipal Trust....................      500        11,899           411             0          0            0
Trust for Insured Municipal.........................      300        23,970           451             0        500            0
Trust for Investment Grade Municipals...............      300       121,533           272             0        500            0
Value Municipal Income Trust........................        0         3,300           134             0          0            0

                               [PASTE VKAC LOGO]

                                                                       VKCL

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                        VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX, a Massachusetts business trust (the "Fund"), hereby appoints Dennis J. McDonnell, Ronald A. Nyberg and Edward
           C. Wood III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, July 28, 1998 at 1:30 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class III Trustees,                      FOR ALL
                      the nominees named below:                                     FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      Don Powell and Hugo Sonnenschein
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                      The proposal to ratify KPMG Peat Marwick LLP as independent
                 2.   public accountants for each Fund's current fiscal year.       FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                      To transact such other business as may properly come before
                 3.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JULY 28, 1998.

                                                Date  , 1998

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                        VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX, a Massachusetts business trust (the "Fund"), hereby appoints Dennis J. McDonnell, Ronald A. Nyberg and Edward
           C. Wood III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, July 28, 1998 at 1:30 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class II Trustees, the                   FOR ALL
                      nominees named below:                                         FOR   WITHHOLD   EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      Wayne W. Whalen and Steven Muller
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                      The proposal to ratify KPMG Peat Marwick LLP as independent
                 2.   public accountants for each Fund's current fiscal year.       FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                      To transact such other business as may properly come before
                 3.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JULY 28, 1998.

                                                Date  , 1998

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                        VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX, a Massachusetts business trust (the "Fund"), hereby appoints Dennis J. McDonnell, Ronald A. Nyberg and Edward
           C. Wood III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, July 28, 1998 at 1:30 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class II Trustees, the  FOR   WITHHOLD
                      nominees named below:                                         [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify KPMG Peat Marwick LLP as independent   FOR    AGAINST   ABSTAIN
                      public accountants for each Fund's current fiscal year.       [ ]      [ ]       [ ]
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JULY 28, 1998.

                                                Date  , 1998

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                        VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX, a Massachusetts business trust (the "Fund"), hereby appoints Dennis J. McDonnell, Ronald A. Nyberg and Edward
           C. Wood III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, July 28, 1998 at 1:30 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class III Trustees,     FOR   WITHHOLD
                      the nominees named below:                                     [ ]      [ ]
                      Theodore A. Myers
                 2.   The proposal to ratify KPMG Peat Marwick LLP as independent   FOR    AGAINST   ABSTAIN
                      public accountants for each Fund's current fiscal year.       [ ]      [ ]       [ ]
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JULY 28, 1998.

                                                Date  , 1998

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                        VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX, a Massachusetts business trust (the "Fund"), hereby appoints Dennis J. McDonnell, Ronald A. Nyberg, and Edward
           C. Wood III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, July 28, 1998 at 1:30 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class I Trustees, the                    FOR ALL
                      nominees named below:                                         FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      David C. Arch, Howard J Kerr and Dennis J. McDonnell
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                      The proposal to ratify KPMG Peat Marwick LLP as independent
                 2.   public accountants for each Fund's current fiscal year.       FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                      To transact such other business as may properly come before
                 3.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JULY 28, 1998.

                                                Date  , 1998

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.